SUPPLEMENT DATED SEPTEMBER 24, 2008
TO

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information regarding a change to an investment option that is available under your Contract.

The name of the following investment option has been changed to:

Old Name	New Name

OpCap Small Cap Portfolio	NACM Small Cap Portfolio

OpCap Advisors LLC is the investment adviser to the portfolio. Nicholas-Applegate Capital Management LLC is the interim sub-adviser to the portfolio pending shareholder approval.

Please retain this supplement with your prospectus for future reference.

Futurity NY 9/08